COSTS AND EXPENSES BY NATURE - Schedule of financial income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Material income and expense [abstract]
Financial claims	$ 0	$ 491,326	$ 0
Gains resulting from the settlement of Chapter 11 claims	0	420,436	0
Finance lease rate change effect	0	49,824	0
Other miscellaneous income	125,356	90,709	21,107
Total	$ 125,356	$ 1,052,295	$ 21,107